UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010

MEDQUIST INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-19941 (Commission File Number)	22-2531298 (I.R.S. Employer Identification No.)
1000 Bishops Gate Boulevard, Suite 300
Mount Laurel, New Jersey 08054-4632
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (856) 206-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Explanatory Note
As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2010 (the “Initial Form 8-K”), on April 22, 2010, MedQuist Inc. (the “Company”) and its majority shareholder, CBay Inc. (“CBay” and, together with the Company, “Purchasers”), completed the acquisition (the “Acquisition”) of substantially all of the assets of Spheris Inc. (“Spheris”) and certain of its affiliates (collectively with Spheris, the “Sellers”), which assets make up substantially all of the domestic business of Sellers, pursuant to the terms of the Stock and Asset Purchase Agreement (the “Agreement”) entered into between the Purchasers and Sellers on April 15, 2010. The purchase price for the assets consisted of approximately $98.8 million of cash; the issuance of a promissory note, net of discount, totaling $13.6 million; and certain assumed liabilities.
This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the historical financial statements of Spheris and the pro forma financial information relating to the Company’s acquisition of Spheris referred to below. Such information should be read in conjunction with the Initial Form 8-K.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statement and Exhibits
(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Spheris Inc. for the three years ended December 31, 2009 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

The unaudited condensed consolidated financial statements of Spheris Inc. and Subsidiaries (Debtor-In-Possession) for the quarterly periods ended March 31, 2010 and March 31, 2009 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference

(b)	Pro Forma financial information.

The following unaudited pro forma condensed combined financial information and related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.
•	Unaudited pro forma condensed combined balance sheet as of March 31, 2010

•	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditors of Spheris Inc.

99.1	Audited consolidated financial statements of Spheris Inc. for the three years ended December 31, 2009.

99.2	Unaudited condensed consolidated financial statements of Spheris Inc. and Subsidiaries (Debtor-In-Possession) for the quarterly periods ended March 31, 2010 and March 31, 2009.

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2010, and the related unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.
Dated: July 6, 2010	By:	/s/ Mark R. Sullivan
		Name:	Mark R. Sullivan
		Title:	General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Auditors of Spheris Inc.

99.1	Audited consolidated financial statements of Spheris Inc. for the three years ended December 31, 2009.

99.2	Unaudited condensed consolidated financial statements of Spheris Inc. and Subsidiaries (Debtor-In-Possession) for the quarterly periods ended March 31, 2010 and March 31, 2009.

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2010, and the related unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010.

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